SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

Union Pacific Railroad Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-6146	94-6001323

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1416 Dodge Street, Omaha, Nebraska	68179

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 271-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
EX-99 Press Release

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 21, 2004, Union Pacific Corporation, the corporate parent of Union Pacific Railroad Company, issued a press release announcing Union Pacific Corporation’s financial results for the fourth quarter of 2003. A copy of the press release is being furnished as Exhibit 99 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2004

UNION PACIFIC RAILROAD COMPANY

By:	/s/ James R. Young

James R. Young Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99	Press Release dated January 21, 2004 announcing Union Pacific Corporation’s financial results for the fourth quarter of 2003.